SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 10, 2003

                         TEXAS INSTRUMENTS INCORPORATED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                    001-03761             750289970
        (STATE OR OTHER         (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
  JURISDICTION OF INCORPORATION)                           IDENTIFICATION NO.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 995-3773


               ---------------------------------------------------



ITEM  7.   EXHIBITS.

             Designation of
             Exhibit in
             this Report             Description of Exhibit
             --------------        ---------------------------
                  99                Registrant's news release
                                      dated June 10, 2003


ITEM 9. REGULATION FD DISCLOSURE.

The information set forth in the Registrant's news release dated June 10, 2003, (attached hereto as Exhibit 99) is incorporated herein by reference to such news release. The filing of this news release is being made for purposes of Regulation FD only and is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in the transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

- Availability of raw materials and critical manufacturing equipment;

- TI's ability to recruit and retain skilled personnel;

- Fluctuations in the market value of TI's investments and in interest rates;
and

- Timely implementation of new manufacturing technologies and installation of manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED
Date: June 10, 2003                By:/s/ WILLIAM A. AYLESWORTH
                                       William A. Aylesworth
                                       Senior Vice President
                                       and Chief Financial Officer

                                                                  Exhibit  99
                                                                  ----------

                             TI REVISES 2Q03 OUTLOOK

- TI'S SEQUENTIAL REVENUE GROWTH IS NOW EXPECTED TO BE ABOUT 5%

- CHANGE IS DUE TO WIRELESS SEMICONDUCTOR SALES THAT ARE LOWER THAN EXPECTED BECAUSE OF WEAKER DEMAND IN ASIAN MARKETS


            Conference call today at 4:30 p.m. Central Daylight Time
          Conference call number (973) 582-2741 (no passcode required)
                     Live audiocast at http://www.ti.com/ir


     Dallas (June 10, 2003) - Texas Instruments Incorporated (NYSE:TXN) today said that its sequential revenue growth in the second quarter will be at the lower end of its previous expectations due to reduced sales of semiconductors to wireless customers. Wireless customers are experiencing a slowdown in demand for handsets and excess inventory, particularly in Asia. Demand for TI's semiconductor products in other markets continues to be robust.

     As a result, TI now expects total sequential revenue growth of about 5 percent, instead of its original forecast of about 7 percent. Inside the total, TI's semiconductor segment now expects sequential growth of about 2 percent instead of about 4 percent. The company's other business segments, Sensors & Controls and Educational & Productivity Solutions, remain on track to meet original expectations.

     TI expects wireless semiconductor revenue to decline about 10 percent sequentially in the second quarter and other semiconductor revenue to increase by more than 5 percent. Compared with the second quarter of 2002, wireless revenue should increase by more than 10 percent and other semiconductor revenue should increase by more than 5 percent.

     Earnings per share are now expected to be about $0.06, plus or minus a few cents, instead of about $0.08, plus or minus a few cents. The expected reduction in earnings is due about equally to lower revenue and higher charges associated with restructuring in certain of the company's manufacturing facilities. The company recently expanded its previously-announced restructuring actions to include the reduction of about 250 jobs in Semiconductor manufacturing operations in Japan. Total restructuring charges for the quarter are now expected to be about $55 million instead of $40 million, primarily due to higher than expected severance costs in the current quarter and the addition of the action in Japan.

     "As we noted in our April conference call, some inventory of wireless semiconductors was built in Asian markets, particularly China, toward the end of the first quarter. That inventory, which would have been successfully worked through under normal conditions, instead stalled as demand has weakened in those markets. We believe the weakness in demand is largely due to the ongoing economic impact associated with SARS, and should abate as the health concerns are resolved," said Tom Engibous, TI Chairman, President and CEO.

                                    #   #   #
ABOUT TEXAS INSTRUMENTS
Texas Instruments Incorporated provides innovative DSP and analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls, and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com
<http://www.ti.com>.


SAFE HARBOR STATEMENT
"Safe Harbor" Statements under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, such statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry,

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

- TI's ability to recruit and retain skilled personnel;

- Fluctuations in the market value of TI's investments and in interest rates;
and

- Timely implementation of new manufacturing technologies and installation of manufacturing equipment.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.